UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

AVANT DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54004	98-0599151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8561 East Anderson Drive, Suite 104

Scottsdale, AZ  85225

(Address of principal executive offices)

Registrant’s telephone number, including area code: (480) 478-6660

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 4, 2015, Avant Diagnostics, Inc. (the “Company”) dismissed LBB & Associates Ltd., LLP (“LBB”) as the independent registered public accounting firm for the Company and its subsidiaries, effective immediately.  The Company’s board of directors approved the dismissal on April 22, 2015.

The reports of LBB on the financial statements of the Company for the fiscal years ended September 30, 2014 and 2013 and through May 4, 2015 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2014 and 2013 and through May 4, 2015: (i) there have been no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LBB, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such periods and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to LBB the disclosure contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested LBB to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of such letter, dated May 5, 2015, is attached hereto as Exhibit 16.1.

Effective May 4, 2015, the Company engaged Marcum LLP (“Marcum”) as the new independent registered public accounting firm for the Company and its subsidiaries.

During the fiscal years ended September 30, 2014 and 2013 and through May 4, 2015, neither the Company nor anyone on its behalf consulted Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Marcum did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

16.1	Letter from LBB & Associates Ltd., LLP, dated May 5, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: May 6, 2015	By:	/s/ Gregg Linn
	Name:	Gregg Linn
	Title:	President and Chief Executive Officer